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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   May 12,1998
                                   -----------
                                 Date of Report
                       (Date of earliest event reported)



                                ECOS GROUP INC.
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            (Exact Name of Registrant as Specified in its Charter)


    Colorado                        0-16322                    84-1061207
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(State or other                (Commission File              (IRS Employer
 jurisdiction of                   Number)                Identification No.)
 incorporation)



  99 SE Fifth Street, Fourth Floor, Miami, Florida               33131
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      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (305) 374-8300
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Item 5       Other Events



         The audit committee of ECOS Group, Inc. ("The Company") selected Decarlo and Company, P.A. of Miami, Florida to be it's auditor for the Fiscal Year ended March 31, 1998.






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                                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         ECOS GROUP, INC.



May 12, 1998                             By: /s/ Michael Baker
                                         -----------------------
                                         Michael Baker
                                         Chief Financial Officer





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